SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2002


                        General DataComm Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                        1-8086                    06-0853856
     --------                        ------                    ----------
 (State or Other Jurisdiction    (Commission               (IRS Employer
     of Incorporation)           File Number)            Identification No.)


        Naugatuck, Connecticut                                   06770
        ----------------------                                   -----
 (Address of Principal Executive Offices)                     (Zip Code)



        Registrant's telephone number, including area code (203) 729-0271
                                                           --------------


                       Middlebury, Connecticut, 06762-1299
                      ------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events


On January 7, 2002, General DataComm consolidated its headquarters, technology center and operations groups from Middlebury, Connecticut, to 6 Rubber Avenue, Naugatuck, Connecticut 06770.

The Company's new telephone number is (203) 729-0271.






















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


                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           General DataComm Industries, Inc.
                                           ---------------------------------
                                                      (Registrant)


                                            By:  /S/ WILLIAM G. HENRY
                                                  William G. Henry
                                                  Vice President and
                                                  Principal Financial Officer



Dated:  January 15, 2002















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